--------------------------------------------------------------------------------



--------------------------------------------------------------------------------








                                  ANNUAL REPORT









================================================================================


                                Maxus Income Fund

================================================================================





















                                December 31, 2000

Dear Shareholder:


For the first time in a long time, 2000 was not a good year for most investors. Although the broad market, as represented by the S&P 500, was down 9.1%, the most popular and widely owned growth stocks declined far more. By mid-year, it was clear that the high tech players had run out of new money (thanks to Alan Greenspan) while the high value players had run out of patience. By year-end, it was equally clear, that reality once again could be defined as real earnings and real value.


Within this context the Maxus Funds continued their exceptional performance relative to their respective market indices as well as to other competing mutual funds. The two original Funds, Maxus Equity and Maxus Income, were the star performers.


The Maxus Equity Fund ended the year with a 23.3% gain compared to its benchmarks, the Russell 3000 Index, which produced a negative -7.5% return, and the Lipper Multicap Value Index, which produced an 9.6% return.

Of all investment grade domestic bond funds, the Maxus Income Fund ended the year in the top 1% with a total return of 16.0% versus the Ryan Labs Treasury Index which returned 13.5%. Currently, we expect dividends in 2001 to be in the $0.70 to $0.77 range and our goal is to continue to produce capital appreciation in excess of these dividends.

After significantly outperforming the competition in 1999, the Maxus Aggressive Value Fund scored a return of -1.4% in 2000. Although not in the money, this result compares favorably to the Merrill Lynch Microcap Composite, which returned -6.1%. In my estimation microcap value continues to be the most compelling market sector today, and if January, 2001, is any indication, the next 3 to 5 years should be exceptional.

Slightly ahead of the Morgan Stanley World Index, the Maxus Laureate Fund returned -12.4%. Investors who owned Laureate in 1999 (50.6% return in 1999) have been well rewarded during the past two years.


Lastly, Maxus Ohio Heartland, a fund of companies headquartered in Ohio, produced a return of 1.4% in 2000, ahead of the Russell 2000 Index. Ohio companies have struggled in the market during the past several years but signs are encouraging that this is about to change.

Finally, I want to thank all of our shareholders that have supported us over the past many years. On January 2, 2001, Fifth Third Bancorp purchased the management company of the Maxus Funds and have since renamed them the Fifth Third/Maxus Funds. We all look forward to exceptional benefits to be derived from this relationship with one of the most successful and acclaimed financial institutions in the United States.

Our shareholders should take notice that I and my associates, Denis Amato and Alan Miller will continue to manage your Fund(s) in the same manner and under the same circumstances as before. We all look forward to serving you well.

Sincerely

/s/ Richard A. Barone

Richard A. Barone
Chairman
Fifth Third/Maxus Asset Management

                                                         SCHEDULE OF INVESTMENTS
                                                               December 31, 2000

 SHARES / PRINCIPAL AMOUNT                              MARKET VALUE    % ASSETS


          COMMON STOCK-Real Estate
   10,000 Equity Inns                                        $61,875       0.2%

          CLOSED END BOND FUNDS
   55,000 1838 Bond Debenture                              1,045,000
  132,432 ACM Government Income                              993,242
  150,000 Blackrock Income Trust                             984,375
  125,000 Blackrock North American Government Income       1,265,625
  160,000 Debt Strategies                                  1,030,000
  200,000 First Australia Prime Income                       808,000
  125,000 First Commonwealth                               1,125,000
   16,100 Fortis Securities                                  118,737
  180,000 MFS Government Markets Income                    1,170,000
  170,000 MFS Intermediate Income                          1,126,250
   32,100 Montgomery Street Income                           557,737
   13,300 Oppenheimer Multi Sector Income                    103,341
   38,800 Pacific American Income                            523,800
   81,700 Pioneer Interest                                   919,125
  100,000 Putnam Master Income                               631,250
  100,000 Putnam Master Intermediate Income                  612,500
  160,000 Putnam Premier Income                              970,000
   80,000 Strategic Global Income                            830,000
  120,000 Templeton Global Governments Income                690,000
  100,000 Templeton Global Income                            618,750
   65,000 Van Kampen Bond                                  1,133,438
                                                       -------------------------
                                                          17,256,170      48.3%

          CORPORATE BOND EQUIVALENTS
   10,000 American General MIPS                              250,625
          8.450% Due 10-15-25
   10,000 American Re QUIPS                                  249,375
          8.500% Due 09-30-25
   11,400 BF Goodrich QUIPS                                  276,450
          8.300% Due 09-30-25
   15,000 Fleet Capital Trust VI                             399,375
          8.800% Due 10-31-05
   10,000 Household Capital Trust V                          266,250
          10.000% Due 06-30-30
   12,000 NWPS Capital Financing                             291,000
          8.125% Due 09-30-25
    5,000 Provident Cap Trust III                            126,250
          10.250% Due 12-31-05
    5,000 Royal Bank of Scotland                             124,062
          8.000% Due 06-01-28
   12,000 Sempra Energy Capital Trust I                      282,000
          8.900% Due 02-23-30
   35,000 Texaco Cap Adj Rate MIPS                           621,250
          5.200% Due 12-31-38
   10,000 Torchmark MIPS                                     252,500
          9.180% Due 10-15-25
   10,000 Travelers P & C Capital I Trust                    250,000
          8.080% Due 01-31-01
                                                       -------------------------
                                                           3,389,137       9.5%

          PREFERRED SHARES**
    2,500 Crown American Series A $5.50                       94,375
   10,000 Developers Diversified  $2.36                      216,250
   15,000 Equity Inns Inc Series A $2.38                     241,875
   15,000 Gabelli Global Multimedia $1.98                    375,938
   12,000 Merrill Lynch Capital Trust V $1.82                290,250
    6,000 New Plan Excel Realty Series B $2.15               133,500
   11,000 Public Storage $2.22                               268,813
   15,000 Public Storage Series A $2.45                      337,500
   50,000 Royce Value Trust $1.95                          1,240,625
   40,000 Source Capital $2.40                             1,110,000
                                                       -------------------------
                                                           4,309,126      12.1%

          CONVERTIBLE BONDS
  223,000 Inco                                               205,160       0.6%
          7.750% Due 03-15-16

          CONVERTIBLE PREFERRED SHARES**
   30,000 Camden Property $2.25                              780,000
   35,000 Equity Residential Series G $1.81                  872,812
   51,600 Glenborough Realty Series A $1.94                  870,750
   15,000 Kimco Realty Series D $1.88                        410,625
   14,000 Simon Property Series B $6.50                      966,000
   19,000 USX Capital Trust $3.38                            572,375
                                                       -------------------------
                                                           4,472,562      12.5%

          US GOVERNMENT SECURITIES
2,000,000 US Treasury Strips                               1,986,340
          7.750% Due 02-15-01
2,000,000 US Treasury Bonds                                2,188,125
          14.250% Due 02-15-02
                                                       -------------------------
                                                           4,174,465      11.7%

          CASH EQUIVALENTS
2,371,730 Firstar Treasury Fund 5.29%                      2,371,730       6.6%
                                                       -------------------------
          TOTAL INVESTMENTS
          (Cost - $36,643,775)                            36,240,225     101.5%

          LIABILITIES IN EXCESS OF OTHER ASSETS             (540,567)     -1.5%

          NET ASSETS                                     $35,699,658     100.0%


          ** - Dollar amount indicated represents
               expected per share annual dividend.


     The accompanying notes are an integral part of the financial statements

Statement of Assets & Liabilities
--------------------------------------------------------------------------------
Maxus Income Fund                                             December 31, 2000

                                                                    Income
                                                                     Fund
                                                                 ------------
Assets:
     Investment Securities at Market Value                        36,240,225
     (Identified Cost - $36,643,775)
     Receivables:
       Shareholder purchases                                          79,510
       Investment securities sold                                    544,359
       Dividends and interest                                        404,195
                                                                 ------------
Total Assets                                                      37,268,289
                                                                 ------------
Liabilities:
     Payable to custodian bank                                       602,006
     Payable for shareholder redemptions                             780,697
     Payable for investment securities purchased                      95,079
     Accrued expenses                                                 86,849
     Miscellaneous                                                     4,000
                                                                 ------------
Total Liabilities                                                  1,568,631
                                                                 ------------
Net Assets                                                        35,699,658
                                                                 ============
Net Assets Consist Of:
     Capital paid in                                              38,323,162
     Accumulated undistributed net investment income                  55,952
     Accumulated realized gain/(loss) on investments - net        (2,275,906)
     Unrealized depreciation in value
       of investments based on identified cost - net                (403,550)
                                                                 ------------
Net Assets                                                        35,699,658
                                                                 ============
Net Assets:
     Investors shares                                             32,351,189
     Institutional shares                                          3,348,469
                                                                 ------------
          Total                                                   35,699,658
                                                                 ============
Shares of capital stock
     Investors shares                                              3,252,257
     Institutional shares                                            336,360
                                                                 ------------
          Total                                                    3,588,617
                                                                 ============
Net asset value per share
     Investors shares                                                $  9.95
     Institutional shares                                            $  9.96

Statement of Operations
--------------------------------------------------------------------------------
Maxus Income Fund                                             December 31, 2000

                                                                   Income
                                                                    Fund
                                                                 ----------
Investment Income:
Dividend income                                                $  2,812,917
Interest income                                                     171,644
                                                               -------------
Total Income                                                      2,984,561
                                                               -------------
Expenses:
Investment advisory fees (Note 2)                                   319,844
Distribution fees (Investor shares)                                 141,718
Distribution fees (Institutional shares)                                 -
Transfer agent fees/Accounting and pricing                           41,175
Audit                                                                17,373
Custodial fees                                                       15,603
Registration and filing fees                                         14,185
Legal                                                                 7,734
Trustee fees                                                           4,800
Printing and other miscellaneous                                      8,466
                                                               -------------
Total Expenses                                                      570,898

Net Investment Income (Loss)                                      2,413,663

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on investments                              (1,148,257)
Distribution of realized capital
  gains from other investment companies                               7,436
Unrealized appreciation (depreciation) on investments             3,387,296
                                                               -------------
Net realized and unrealized gain (loss) on investments            2,246,475
                                                               -------------

Net increase (decrease) in net assets from operations          $  4,660,138
                                                               =============

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
Maxus Income Fund                                             December 31, 2000

                                                          Maxus Income Fund
                                                         -------------------
                                                        01/01/00      01/01/99
                                                           to            to
                                                        12/31/00      12/31/99
                                                       ----------    ----------
From Operations:
     Net Investment Income                             2,413,663     2,619,160
     Net Realized Gain (Loss) on Investments          (1,140,821)   (1,135,085)
     Net Unrealized Appreciation (Depreciation)        3,387,296    (3,217,742)
                                                      -----------  ------------
Increase (Decrease) in Net Assets from Operations      4,660,138    (1,733,667)
                                                      -----------  ------------
Distributions to investor shareholders:
     Net Investment Income                            (2,070,727)   (2,510,591)
     Net Realized Gain from Security Transactions            -             -

Distributions to institutional shareholders:
     Net Investment Income                              (286,984)     (123,034)
     Net Realized Gain from Security Transactions            -             -
                                                      -----------  ------------
Change in net assets from distributions               (2,357,711)   (2,633,625)
                                                      -----------  ------------
From capital share Investor transactions:
     Proceeds from sale of shares                     14,087,938     7,652,782
     Dividend reinvestment                             1,349,683     1,934,465
     Cost of shares redeemed                          (9,157,543)  (22,005,568)

From capital share Institutional transactions:
     Proceeds from sale of shares                      1,622,990     3,354,889
     Dividend reinvestment                               154,578        28,351
     Cost of shares redeemed                          (1,223,675)     (110,118)
                                                      -----------  ------------
Change in net assets from capital transactions         6,833,971    (9,145,199)
                                                      -----------  ------------
Change in net assets                                   9,136,398   (13,512,491)

Net Assets:
     Beginning of period                              26,563,260    40,075,751
                                                      -----------  ------------
     End of period (including accumulated             35,699,658    26,563,260
     undistributed net investment income of           ===========  ============
     $55,952 and $0, respectively)

Investor share transactions:
     Issued                                            1,458,203       731,927
     Reinvested                                          139,414       183,369
     Redeemed                                           (950,345)   (2,048,841)
                                                      -----------  ------------
Net increase (decrease) in shares                        647,272    (1,133,545)
Shares outstanding beginning of period                 2,604,985     3,738,530
                                                      -----------  ------------
Shares outstanding end of period                       3,252,257     2,604,985
                                                      ===========  ============
Institutional share transactions:
     Issued                                              170,055       340,327
     Reinvested                                           15,946         5,033
     Redeemed                                           (125,001)     (110,118)
                                                      -----------  ------------
Net increase (decrease) in shares                         61,000       235,242
Shares outstanding beginning of period                   275,360        40,118
                                                      -----------  ------------
Shares outstanding end of period                         336,360       275,360
                                                      ===========  ============


Financial Highlights
Maxus Income Fund                                               Investor Shares
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding
  throughout the period indicated

                                              01/01/00     01/01/99     01/01/98     01/01/97     01/01/96
                                                 to           to           to           to           to
                                              12/31/00     12/31/99     12/30/98     12/31/97     12/31/96
                                              --------     --------     --------     --------     --------
Net Asset Value -
     Beginning of Period                          9.22        10.61        11.31        10.78        10.54
Net Investment Income                             0.73         0.86        0.72          0.67         0.70
Net Gains or Losses on Securities
     (realized and unrealized)                    0.70        (1.43)       (0.33)        0.53         0.24
Total from Investment Operations                  1.43        (0.57)       0.39          1.20         0.94
Distributions
     Net investment income                       (0.70)       (0.82)       (0.72)       (0.67)       (0.70)
     Capital gains                                   -            -        (0.37)           -            -
          Total Distributions                    (0.70)       (0.82)       (1.09)       (0.67)       (0.70)
Net Asset Value -
     End of Period                               $9.95        $9.22       $10.61       $11.31       $10.78

Total Return                                     16.01%       -5.72%        3.49%       11.47%        9.20%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)         32,351       24,023       39,650       38,620       35,728
Ratio of expenses to average net assets           1.85%        1.91%        1.87%        1.91%        1.92%
Ratio of net income to average net assets         7.53%        7.87%        6.52%        6.08%        6.50%
Portfolio turnover rate                             48%          51%          59%          70%          78%



                                                            Institutional Shares
--------------------------------------------------------------------------------
                                            01/01/00     01/01/99     02/01/98**
                                               to           to           to
                                            12/31/00     12/31/99     12/31/98
                                            --------     --------     --------
Net Asset Value -
     Beginning of Period                        9.23        10.62        11.31
Net Investment Income                           0.78         0.87         0.33
Net Gains or Losses on Securities
     (realized and unrealized)                  0.70        (1.43)       (0.50)
Total from Investment Operations                1.48        (0.56)       (0.17)
Distributions
     Net investment income                     (0.75)       (0.83)       (0.33)
     Capital gains                                 -            -        (0.19)
          Total Distributions                  (0.75)       (0.83)       (0.52)
Net Asset Value -
     End of Period                             $9.96        $9.23       $10.62

Total Return                                   16.52%       -5.61%        3.54%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)        3,349        2,540          426
Ratio of expenses to average net assets         1.35%        1.41%        1.37%*
Ratio of net income to average net assets       8.03%        8.37%        7.02%*
Portfolio turnover rate                           48%          51%          59%*

*annualized
**commencement of operations

NOTES TO FINANCIAL STATEMENTS
                                                               MAXUS INCOME FUND
                                                               DECEMBER 31, 2000



  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. Shares of the Fund are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class. Investor shares incur a distribution expense. The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities.
     Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains. The Fund has net loss carry forwards totaling $2,275,906; $1,135,085 expiring in 2007, and $1,140,821 expiring in 2008.


     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund, as compensation for its services to the Fund, an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets. There was no reimbursement required as of December 31, 2000.

  3.)RELATED PARTY TRANSACTIONS
     Resource Management Inc. has two wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc.
     and Maxus Securities Corp. Maxus Asset Management was paid $319,844 in investment advisory fees during the fiscal year ending December 31, 2000. The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Fund's shares. The Fund has entered into a distribution agreement pursuant to which the Fund pays Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was paid $141,718 for distribution expenses. Resource Management Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services performs fund accounting and transfer agency services for the Fund. Mutual Shareholder Services received fees totaling $41,175 for services rendered to the Fund for the fiscal year ending December 31, 2000. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $130,292 for the fiscal year ending December 31, 2000.

     At December 31, 2000, Maxus Securities owned 50,000 shares of the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator.


  4.)CAPITAL STOCK AND DISTRIBUTION
     At December 31, 2000 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $38,323,162.

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


  5.)PURCHASES AND SALES OF SECURITIES
     During the fiscal year ending December 31, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $14,857,402 and $14,626,665, respectively. Purchases and sales of U.S. Government obligations aggregated $4,121,855 and $0, respectively.


  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was $36,688,811. The difference between book cost and tax cost consists of wash sales in the amount of $45,036.

     At December 31, 2000, the composition of unrealized appreciation (the excess of value over book cost) and depreciation (the excess of book cost over value) was as follows:

================================================================================
   Appreciation         (Depreciation)         Net Appreciation (Depreciation)
================================================================================
================================================================================
    1,745,150            (2,148,700)                     (403,550)
================================================================================


  7.) SUBSEQUENT EVENTS

     On January 2, 2001, Resource Management Inc. and subsidiaries were acquired by Fifth Third Bancorp. Related to this acquisition, the Fund was affected as follows:

     Name Changes:  The name of the Fund and its Investment Advisor were changed
     to  the  Fifth   Third/Maxus   Income  Fund  and  Fifth  Third/Maxus  Asset
     Management, respectively, on January 2, 2001.

     Distributor: The national distributor of the Fund shares as of January 2, 2001, is BISYS Fund Services L.P. ("BISYS"). The 12b-1 payment provisions of the distribution agreement with BISYS are unchanged from the 12b-1 payment provisions the Fund had with its former national distributor, Maxus Securities Corp.

     Investment Advisor: On December 28, 2000, the shareholders of the Fund approved a new investment advisory agreement with Fifth Third/Maxus Asset Management which became effective on January 2, 2001. The compensation provisions of the new investment advisory agreement are unchanged from the prior investment advisory agreement with Maxus Asset Management.

     Custodian: Custody of the Fund's assets was transferred to Fifth Third Bank on January 26, 2001.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Maxus Income Fund:

We have audited the accompanying statement of assets and liabilities of the Maxus Income Fund, including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 2000, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxus Income Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ McCurdy & Associates CPA's, Inc.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 17, 2001


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                               Investment Adviser
                       Fifth Third/Maxus Asset Management
                             1301 East Ninth Street
                               Cleveland, OH 44114

                                 Transfer Agent
                        Mutual Shareholder Services, LLC.
                           1301 E. 9th St., Suite 1005
                               Cleveland, OH 44114

                                    Custodian
                                Fifth Third Bank
                            38 Fountain Square Place
                              Cincinnati, OH 45263

                                  Legal Counsel
                   McDonald, Hopkins, Burke & Haber Co., L.P.A
                              2100 Bank One Center
                              600 Superior Avenue
                               Cleveland, OH 44114

                                    Auditors
                        McCurdy & Associates, CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                                Board of Trustees
                                 Raj Aggarwal
                                 Denis J Amato
                                Richard A Barone
                                  Kent W Clapp
                                Robert H. Fritz
                               Steven M Kasarnich
                                 Joseph H Smith
                                 Burton D Morgan
                                 Michael A Rossi

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